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Exhibit 10.24

SUBORDINATION AND RELEASE AGREEMENT

    THIS SUBORDINATION AND RELEASE AGREEMENT (this "Agreement") is entered into as of August    , 2001, by and between PORT LUDLOW ASSOCIATES LLC, a Washington limited liability company ("Grantor"), and POPE RESOURCES, a Delaware limited partnership ("Beneficiary").

RECITALS

    A.  Beneficiary is beneficiary and Grantor is grantor under that certain Deed of Trust of even date herewith (the "Pope Deed of Trust") encumbering residential lots in the unincorporated master planned resort area commonly known as Port Ludlow, Jefferson County, Washington, as more particularly described in the Pope Deed of Trust (the "Lots"). The Pope Deed of Trust secures Grantor's obligations to Beneficiary under a Promissory Note in the original principal amount US$5,814,742.00 of even date herewith (the "Pope Note") and other obligations described in the Pope Deed of Trust.

    B.  Grantor has acquired title to the Lots in contemplation of constructing and developing residences and related improvements on the Lots, as further described in the Pope Deed of Trust.

    C.  It is the intent and desire of Beneficiary and Grantor to set forth certain provisions pertaining to subordination and partial release of the lien of the Pope Deed of Trust in this unrecorded Agreement rather than in the Pope Deed of Trust. The Pope Deed of Trust makes reference to this Agreement.

    NOW, THEREFORE, the parties agree as follows:

AGREEMENT

    1.  Subordination.  Beneficiary agrees that it will subordinate the lien of the Pope Deed of Trust to the lien of a future mortgage or deed of trust (the "Construction Deed of Trust") given to secure Grantor's obligations under a revolving loan for the purpose of constructing houses and related improvements on the Lots (the "Construction Loan"), subject to the following terms and conditions:

      a.  The aggregate amounts secured by the Pope Deed of Trust (including principal, interest, and late charges due under the Pope Note and all obligations of Grantee paid or performed by Beneficiary for Grantee's account as provided under the Pope Deed of Trust), Construction Deed of Trust, and all other financial encumbrances on the Lots (except liens for taxes and assessments, including without limitation homeowners association asessments, not yet due and payable) shall not exceed at any time eighty percent (80%) of the aggregate fair market value of all Lots encumbered by the Pope Deed of Trust from time to time. The agreement or agreements under which Beneficiary shall agree to the subordination of the lien of the Pope Deed of Trust to the lien of the Construction Deed of Trust shall contain reasonably sufficient provisions to ensure compliance by Grantor and Grantor's construction lender with the foregoing limitation.

      b.  Beneficiary shall not subordinate the lien of the Pope Deed of Trust on (i) any of the Lots improved by a completed single family residence as of the date hereof ("Type I Lots"), or (ii) any of the Lots upon which a single family residence is under construction and is fifty percent (50%) or more completed, based on the estimated total construction cost, as of the date hereof ("Type II Lots"). The Type I Lots and Type II Lots are described on Exhibit A hereto.

      c.  Beneficiary shall not be required to subordinate the lien of the Pope Deed of Trust to more than one (1) financial encumbrance at any time.

      d.  The Construction Loan shall be made solely for the purpose of constructing houses and related improvements on the Lots (including permitting, design, engineering and direct construction management related to such construction but excluding Grantor's overhead), and funding closing costs and other costs directly related to such loan, and all sums so borrowed by Grantor shall be used only for those purposes.

      e.  The amount drawn and outstanding under the Construction Loan shall be limited to an amount reasonably necessary to consummate the loan and to construct the improvements on the Lots to be constructed with the proceeds thereof, which improvements shall be specifically described in agreements and documents relating to the Construction Loan. The terms and conditions of any Construction Loan and all documents in connection therewith (including the Construction Deed of Trust) shall be subject to Beneficiary's prior written approval, which approval shall not be unreasonably withheld or delayed provided all such terms and conditions conform with the requirements of this Agreement. The foregoing notwithstanding, Beneficiary shall not disapprove any proposed Construction Loan by reason of the term of such loan or the interest rate to be paid by Grantor thereunder, so long as all other requirements of this Agreement are met. It is understood that the Construction Loan may be in the form of a revolving credit under which individual "loans" are made for construction on each Lot.

      f.   Without limiting the generality of Beneficiary's rights of review and approval of Grantor's Construction Loan documents, the Construction Deed of Trust and Construction Loan agreement shall expressly provide (i) that the Construction Loan shall be used solely for the purposes permitted under this Agreement; (ii) that in the event of any failure of performance by Grantor under or in connection with the Construction Loan, the beneficiary under the Construction Deed of Trust shall give written notice of such failure to Beneficiary and a reasonable opportunity to cure such failure before declaring a default under the Construction Deed of Trust or the Construction Loan; and (iii) a procedure or mechanism to ensure that the aggregate amounts secured by the Pope Deed of Trust, Construction Deed of Trust, and all other financial encumbrances on the Lots (except liens for taxes and assessments not yet due and payable and homeowner association liens arising under any recorded declaration of covenants, conditions, and restrictions) shall not exceed at any time eighty percent (80%) of the aggregate fair market value of all Lots encumbered by the Pope Deed of Trust from time to time.

      g.  No subordination of the lien of the Pope Deed of Trust to any other lien or encumbrance shall be effective unless evidenced by a subordination instrument executed and delivered by Beneficiary and recorded in the Official Records of Jefferson County.

      h.  Grantor covenants and agrees that it will not cause or permit the aggregate amounts secured by the Pope Deed of Trust, Construction Deed of Trust, and all other financial encumbrances on the Lots (except liens for taxes and assessments not yet due and payable and homeowner association liens arising under any recorded declaration of covenants, conditions, and restrictions) to exceed at any time eighty percent (80%) of the aggregate fair market value of all Lots encumbered by the Pope Deed of Trust from time to time.

    2.  Partial Release.  Grantor shall have the right to sell, transfer, and convey title to individual Lots, or to grant a Construction Deed of Trust as to individual Lots, and Beneficiary shall release the lien of the Pope Deed of Trust from title to each Lot so sold, transferred, conveyed, or encumbered concurrently with such transfer and conveyance or encumbrance, provided that (i) Grantor shall pay to Beneficiary the release price ("Release Price") set forth on Exhibit B hereto, subject to adjustment as provided below, (ii) in the case of any sale, transfer, or conveyance of title, each Lot so released shall be sold, transferred, or conveyed in a bona fide sales transaction, (iii) no material default under the Pope Note or Pope Deed of Trust shall have occurred and be continuing, (iv) Grantor shall have given Beneficiary at least seven (7) days prior written notice and shall have complied with all other terms and conditions of this Agreement, and (v) the partial release shall not impair the validity of the lien of the Pope Deed of Trust as to the remaining Lots. It is expressly understood that the terms of this Section 2 shall not apply to the sale, conveyance, or transfer of all or a portion of the Property to an Approved Transferee in accordance with Section 10 of the Pope Deed of Trust.

      a.  The Release Price shall be paid by Grantor to Beneficiary through an escrow established for the transfer, conveyance or encumbrance of the Lot to be released hereunder, and the amount of the Release Price shall be treated as a payment under the Pope Note, to be applied first to interest accrued under the Pope Note and thereafter to principal.

      b.  The parties acknowledge that the Release Prices reflect a reasonable allocation among the Lots of the total original principal amount under the Pope Note (increased by twenty percent (20%) to provide for repayment of unpaid principal and accrued interest due under the Pope Note) to each Lot based upon the respective values of the Lots and other relevant factors (such as the state of improvement of each Lot) as of the date of this Agreement. Grantor shall have the right from time to time to propose revisions to the schedule of Release Prices, to which Pope shall not unreasonably withhold or delay its consent, provided that any revision to the schedule of Release Prices shall not (i) decrease the aggregate of all Release Prices, (ii) impair Beneficiary's security under the Pope Deed of Trust, or (iii) decrease the rate of repayment of amounts due under the Pope Note.

      c.  It shall be a further condition to the release of any Lot from the lien of the Pope Deed of Trust that Grantor shall provide a written notice to Beneficiary at least seven (7) days prior to the date that Grantor intends to transfer or convey title to such Lot free of the lien created by the Pope Deed of Trust. Such written notice shall specify the Lot to be released hereunder, certification by Grantor that the Lot to be released will be sold, transferred or conveyed in a bona fide sales transaction, and the Release Price to be paid by Grantor to Beneficiary as a condition to the release of lien. Such written notice shall be accompanied by (i) a completed Request for Partial Reconveyance relating to the Lot to be released, and (ii) a proposed form of Beneficiary's escrow instructions to the escrow officer who will close the sale of the Lot. Grantor shall be solely liable for payment of all reconveyance fees and recording fees relating to partial releases of the lien of the Pope Deed of Trust under this Agreement.

    3.  Repayment of Note.  Grantor covenants and agrees, in the case of any sale, transfer, or conveyance of title to any Lot in a bona fide sales transaction, to pay to Grantor upon the closing of such sale, transfer, or conveyance a sum equal to the Release Price applicable to such Lot, in partial repayment of accrued interest, principal, and other amounts due under the Pope Note.

    4.  Default.  Any failure by Grantor to make any payment or to perform or observe any of the obligations under this Agreement shall be deemed a default under the Pope Deed of Trust, if (i) in the event of a failure to perform or observe any obligation requiring only the payment of money by Grantor to Beneficiary, such failure continues for a period of ten (10) days after written notice from Beneficiary, or (ii) in the event of a failure to perform or observe any other obligation under this Agreement, such failure continues for a period of thirty (30) days after written notice to Grantor from Beneficiary, or for such longer period as may be reasonably required to cure such failure (provided that Grantor promptly commences such cure upon receipt of notice from Beneficiary and diligently prosecutes such cure to completion). In the event of such breach or default, Beneficiary shall be entitled to exercise any and all rights and remedies provided in the Pope Deed of Trust or under law.

    5.  No Recordation.  Neither party shall record this Agreement or any memorandum thereof without the express written consent of the other party.

    6.  Definitions.  Any capitalized term used in this Agreement and not otherwise defined herein shall have the same definition as set forth for such term in the Pope Deed of Trust and Pope Note.

    7.  No Modification.  No term or provision of this Agreement is intended to modify any term or provision of the Pope Deed of Trust or Pope Note or to limit or impair the obligations of either party thereunder. This Agreement may not be modified or amended except with a written instrument executed by both parties hereto or their respective successors-in-interest.

    IN WITNESS WHEREOF, Grantor and Beneficiary have executed this Agreement as of the date first written above.

GRANTOR:	PORT LUDLOW ASSOCIATES LLC, a Washington limited liability company
By WEST COAST NORTHWEST PACIFIC PARTNERS LLC, a Washington limited liability company, its manager
	By:	/s/ RANDALL J. VERRUE
	Name:	Randall J. Verrue
	Its:	President & CEO
BENEFICIARY:	POPE RESOURCES, a Delaware limited partnership
By POPE MGP, Inc., a Delaware corporation, its managing general partner
	By:	/s/ DAVID L. NUNES David L. Nunes Its President
EXHIBITS:
A	—	Type I Lots and Type II Lots
B	—	Release Prices

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY
(NOT SUBJECT TO SUBORDINATION)

TYPE I LOTS

Lots 9, 94 and 99, Teal Lake Village, as per plat recorded in Volume 6 of Plats, pages 186 through 197, which is an amendment to Volume 6 of Plats, pages 158 through 169, records of Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

Lots 50 and 51 of Timberton Village Phase II as recorded in Volume 7 of plats, pages 107 through 112, records of Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

Lots 11, 30 and 36, Woodridge Village, Division I, as per plat recorded in Volume 7 of plats, pages 47 through 50, records of Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

TYPE II LOTS

Lot 15, Teal Lake Village, as per plat recorded in Volume 6 of Plats, pages 186 through 197, which is an amendment to Volume 6 of Plats, pages 158 through 169, records of Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

Lot 34 of Timberton Village Phase II as recorded in Volume 7 of plats, pages 107 through 112, records of Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

Lot 27, Woodridge Village, Division I, as per plat recorded in Volume 7 of plats, pages 47 through 50, records of Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

EXHIBIT B

RELEASE PRICES

Subdivision Key:
Fair	=	Fairwood Village
LPV	=	Ludlow Point Village
PL7	=	Port Ludlow No. 7
TLV	=	Teal Lake Village
TMB1	=	Timberton Village Phase 1
TMB2	=	Timberton Village Phase 2
TMB3	=	Timberton Village Phase 3
WRV 1	=	Woodridge Village Division 1
LBV TH	=	Ludlow Bay Village Town Home Lot
LBV SFL	=	Ludlow Bay Village Single Family Lot
Subdivision	Lot #	Release Price (in US dollars)
LPV	1	21,182.21
LPV	2	21,182.21
PL7	5	16,141.40
PL7	6	20,175.70
PL7	15	174,361.89
PL7	20	30,264.60
PL7	21	18,158.55
PL7	22	18,835.17
TLV	9	229,230.95
TLV	15	184,396.80
TLV	16	74,759.35
TLV	17	27,570.84
TLV	18	113,955.52
TLV	19	203,309.26	*
TLV	74	17,836.65
TLV	75	22,608.98
TLV	76	22,608.98
TLV	77	22,608.98
TLV	78	64,304.07
TLV	94	223,840.74	*
TLV	95	230,221.48	*
TLV	99	209,030.33
TMB 1	17	29,390.09
TMB 2	28	28,071.68
TMB 2	29	28,336.40
TMB 2	30	28,071.68
TMB 2	31	28,071.68
TMB 2	33	223,342.01	*
TMB 2	34	149,569.53
TMB 2	35	64,623.85
TMB 2	36	61,073.46
TMB 2	37	49,390.96

TMB 2	38	42,108.06
TMB 2	39	35,089.87
TMB 2	40	28,071.68
TMB 2	46	31,611.48
TMB 2	50	233,829.05
TMB 2	51	205,142.16
TMB 2	52	35,120.58
TMB 2	54	28,102.39
TMB 2	55	28,367.11
TMB 2	57	28,367.11
TMB 2	58	24,593.30
TMB 3	60	45,281.01
TMB 3	61	41,507.59
TMB 3	62	43,394.30
TMB 3	63	37,734.17
TMB 3	64	33,960.76
TMB 3	65	39,620.88
TMB 3	66	41,507.59
TMB 3	67	43,394.30
TMB 3	68	45,281.01
TMB 3	69	28,300.63
TMB 3	70	28,300.63
TMB 3	71	32,074.05
TMB 3	72	30,187.34
TMB 3	73	28,300.63
TMB 3	74	28,300.63
TMB 3	75	30,187.34
TMB 3	76	24,527.21
TMB 3	77	24,527.21
TMB 3	78	24,527.21
WRV 1	11	480,213.11
WRV 1	19	47,355.81
WRV 1	23	37,454.33
WRV 1	24	34,778.56
WRV 1	25	34,778.56
WRV 1	26	34,778.56
WRV 1	27	149,932.72
WRV 1	28	54,711.78
WRV 1	30	230,345.37	*
WRV 1	36	436,114.38
LBV TH	4	62,026.87
LBV TH	4	62,026.87
LBV TH	4	62,026.87
LBV TH	4	62,026.87
LBV TH	4	62,026.87
LBV TH	5	40,182.35
LBV TH	5	40,182.35
LBV TH	5	40,182.35
LBV TH	6	21,973.41

LBV TH	6	21,973.41
LBV TH	6	21,973.41
LBV TH	6	21,973.41
LBV TH	7	38,116.68
LBV TH	7	38,116.68
LBV TH	7	38,116.68
LBV TH	7	38,116.68
LBV TH	7	38,116.68
LBV TH	8	18,922.67
LBV TH	8	18,922.67
LBV TH	9	18,922.67
LBV TH	9	18,922.67
LBV TH	10	20,976.08
LBV TH	10	20,976.08
LBV TH	10	20,976.08
LBV TH	10	20,976.08
LBV TH	11	19,454.67
LBV TH	11	19,454.67
LBV TH	11	19,454.67
LBV TH	11	19,454.67
LBV TH	12	20,068.70
LBV TH	12	20,068.70
LBV TH	12	20,068.70
LBV TH	13	14,390.66
LBV TH	13	14,390.66
LBV TH	13	14,390.66
LBV TH	13	14,390.66
LBV TH	14	15,075.21
LBV TH	14	15,075.21
LBV TH	14	15,075.21
LBV TH	14	15,075.21
LBV SFL	1	71,185.51
LBV SFL	2	71,185.51
LBV SFL	3	71,185.51
LBV SFL	4	71,185.51

		6,977,690.23

*  TMB2 Lot 33, TLV Lot 95, and TLV Lot 19 have been sold by Olympic Real Estate Development LLC ("ORED"), an affiliate of Pope Resources, to third parties in bona fide transactions after June 21, 2001, and prior to the date hereof. TLV Lot 94 and WRV 1 Lot 30 might be sold by ORED to a third party in a bona fide transaction after June 21, 2001, and prior to the date hereof. Any Lot sold by ORED to a third party prior the date hereof is not subject to payment of a Release Price.

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  Exhibit 10.24
SUBORDINATION AND RELEASE AGREEMENT
RECITALS
AGREEMENT
EXHIBIT A LEGAL DESCRIPTION OF PROPERTY (NOT SUBJECT TO SUBORDINATION)
EXHIBIT B RELEASE PRICES